UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Ares Dynamic Credit Allocation Fund, Inc. Ares Multi-Strategy Credit Fund, Inc.
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ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
ARES MULTI-STRATEGY CREDIT FUND, INC.

c/o Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
For questions about the Joint Proxy Statement, please call (866) 796-7186

May 26, 2015

Dear Stockholder:

Enclosed you will find a Notice and Joint Proxy Statement for the Annual Meetings of Stockholders of each of Ares Dynamic Credit Allocation Fund, Inc., and Ares Multi-Strategy Credit Fund, Inc., each a Maryland corporation (the "Funds"), to be held on July 14, 2015.

The matter on which you, as a stockholder of Ares Dynamic Credit Allocation Fund, Inc. and/or Ares Multi-Strategy Credit Fund, Inc., are being asked to vote is the election of your Fund's directors.

After reviewing the matter carefully, the Boards of Directors recommend that you vote FOR the election of each nominee.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED FORM OF PROXY CARD. IT IS IMPORTANT THAT YOUR PROXY BE AUTHORIZED BY THE CLOSE OF BUSINESS PACIFIC TIME ON JULY 13, 2015 IF YOU AUTHORIZE A PROXY BY MAIL, OR BY MIDNIGHT PACIFIC TIME ON JULY 13, 2015 IF YOU AUTHORIZE A PROXY BY TELEPHONE OR INTERNET. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Respectfully,

Daniel Hall
Secretary

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
ARES MULTI-STRATEGY CREDIT FUND, INC.

Notice of the Annual Meetings of Stockholders
July 14, 2015

To the Stockholders of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders (the "Meeting") of each of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and Ares Multi-Strategy Credit Fund, Inc. ("ARMF"), each a Maryland corporation (each, a "Fund" and together, the "Funds"), will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 11:00 a.m., local time, for the following purposes:

(1)  To consider and vote upon the election of two Class II directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2018 and until his successor is duly elected and qualifies.

(2)  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors of each Fund has fixed the close of business on May 22, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.

The Board of Directors of each Fund unanimously recommends that the stockholders vote FOR the election of the nominees as Directors with respect to their respective Fund.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to authorize a proxy by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the postage-paid reply envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of each Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 14, 2015: This Notice, the Joint Proxy Statement, a proxy card for each Fund and the annual report for each Fund are available on the Internet at www.arespublicfunds.com. Requests for an annual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing your Fund's website at www.arespublicfunds.com, or by calling (866) 796-7186 or by sending an e-mail to ares@dfking.com. You are encouraged to review all of the information contained in the proxy materials before voting. It is important that your proxy be authorized by the close of business Pacific time on July 13, 2015 if you authorize a proxy by mail, or by midnight Pacific time on July 13, 2015 if you authorize a proxy by telephone or Internet.

A preliminary Joint Proxy Statement/Prospectus (the "Reorganization Proxy Statement") has been filed with the Securities and Exchange Commission ("SEC") with respect to a proposed reorganization of ARMF into ARDC. If stockholders approve the proposals sought in the Reorganization Proxy Statement, and the reorganization is consummated before the date of the Meeting to which this notice relates, ARMF will cease to have any stockholders, and the annual meeting of ARMF will be canceled. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities of ARMF or ARDC or a solicitation of any vote or approval on the aforementioned reorganization. Any such solicitation will be made by the Reorganization Proxy Statement or other proxy statement containing important information about ARDC, which investors are urged to read carefully in its entirety when it becomes available. When available, the Reorganization Proxy Statement, and any other relevant documents, will be accessible, free of charge, on the SEC's website at www.sec.gov, or by calling 1-877-855-3434. Investors may obtain more detailed information regarding the direct and indirect interests of ARDC's directors, officers and employees, and other persons by reading the Reorganization Proxy Statement filed with the SEC, when it becomes available.

By order of the Boards of Directors of the Funds

Daniel Hall
Secretary

May 26, 2015

JOINT PROXY STATEMENT

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
ARES MULTI-STRATEGY CREDIT FUND, INC.

ANNUAL MEETINGS OF STOCKHOLDERS
July 14, 2015

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board", the members of which are referred to as "Directors") of each of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or a "Fund") and Ares Multi-Strategy Credit Fund, Inc. ("ARMF" or a "Fund" and, together with ARDC, the "Funds"), each a Maryland corporation, for use at the Annual Meetings of Stockholders (the "Meeting"), to be held at the offices of Ares Capital Management II LLC (the "Investment Manager"), 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, on July 14, 2015 at 11:00 a.m., local time, and at any postponements or adjournments thereof.

Proxy solicitations will be made, beginning on or about May 29, 2015, by mail, in person or by telephone or facsimile or other electronic means, by officers of the Funds or personnel of the Investment Manager. Any stockholder authorizing a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the relevant Fund(s) prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, "FOR" the election of the nominees as Directors, as described in this Joint Proxy Statement, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

A quorum of stockholders is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast (without regard to class). For purposes of determining the presence of a quorum for transacting business at the Meeting for each Fund, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes for the Fund and will be voted "FOR" the election of the nominees as Directors. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum for a Fund. If a stockholder of a Fund is present in person or by proxy at the Meeting but does not cast a vote, the stockholder's shares will count towards a quorum for the Fund. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by the chairman of the Meeting (as determined pursuant to each Fund's Bylaws). If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Joint Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. Each Fund may postpone or cancel a meeting of stockholders by making a public announcement (as defined in each Fund's Bylaws) of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in each Fund's Bylaws.

The Board of each Fund has fixed the close of business on May 22, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, ARDC had outstanding 17,166,012 shares of common stock and ARMF had outstanding 5,204,200 shares of common stock.

Management of the Funds knows of no business other than those mentioned in Proposal 1 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

The Funds will furnish, without charge, a copy of their annual reports for the fiscal year ended October 31, 2014, and a copy of the most recent semiannual report succeeding the annual report, if any, to any stockholder requesting such report. Requests for an annual or semiannual report should be made in writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, or by accessing your Fund's website at www.arespublicfunds.com, or by calling (866) 796-7186 or by sending an e-mail to ares@dfking.com.

IMPORTANT INFORMATION

This Joint Proxy Statement discusses important matters affecting the Funds. Please take the time to read the Joint Proxy Statement, and then authorize a proxy to vote your shares. You may obtain additional copies of the Notice of Meeting, Joint Proxy Statement and form of proxy card by calling (866) 796-7186 or by accessing www.arespublicfunds.com. There are multiple ways to authorize a proxy to vote your shares. Choose the method that is most convenient for you. To authorize a proxy by telephone or Internet, follow the instructions provided on the proxy card. To authorize a proxy by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you authorize a proxy by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. You may obtain directions by calling (866) 796-7186.

A preliminary Joint Proxy Statement/Prospectus (the "Reorganization Proxy Statement") has been filed with the Securities and Exchange Commission ("SEC") with respect to a proposed reorganization of ARMF into ARDC. If stockholders approve the proposals sought in the Reorganization Proxy Statement, and the reorganization is consummated before the date of the Meeting to which this proxy statement relates, ARMF will cease to have any stockholders, and the annual meeting of ARMF will be canceled. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities of ARMF or ARDC or a solicitation of any vote or approval on the aforementioned reorganization. Any such solicitation will be made by the Reorganization Proxy Statement or other proxy statement containing important information about ARDC, which investors are urged to read carefully in its entirety when it becomes available. When available, the Reorganization Proxy Statement, and any other relevant documents, will be accessible, free of charge, on the SEC's website at www.sec.gov, or by calling 1-877-855-3434. Investors may obtain more detailed information regarding the direct and indirect interests of ARDC's directors, officers and employees, and other persons by reading the Reorganization Proxy Statement filed with the SEC, when it becomes available.

PROPOSAL 1
ELECTION OF DIRECTORS

Each Fund's Articles of Amendment and Restatement provide that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the current Directors of each Fund in each class expire at the Annual Meeting of Stockholders in the year indicated and until their respective successors are duly elected and qualify: Class I, 2017; Class II, 2015; and Class III, 2016. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Funds by delaying the replacement of a majority of the Board members.

The terms of Messrs. Seth J. Brufsky and John J. Shaw will expire at the 2015 Annual Meeting of Stockholders of each Fund. At a meeting held on April 2, 2015, each Board nominated Messrs. Brufsky and Shaw for election to serve as Class II Directors of the respective Fund until the Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of Messrs. Brufsky and Shaw, each to serve for a term for each Fund expiring on the date on which the Annual Meeting of Stockholders is held in 2018, and until his successor is duly elected and qualifies. Each nominee has indicated that he will serve if elected. If a nominee should be unable to serve, an event not currently anticipated, the proxies will be voted for such person, if any, as is designated by the Boards to replace the nominee. The election of a Director for a Fund will require the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominees as Directors. The Funds' Directors are not required to attend the Funds' Annual Stockholder Meetings. All the Directors of the Funds attended each Fund's Annual Meeting of Stockholders held on June 18, 2014.

Information Concerning the Nominees and Members of the Boards of Directors

The following table provides information concerning the nominees and other members of the Boards of the Funds. Each Board consists of five Directors, three of whom are not "interested persons" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (each, an "Independent Director" ). The terms of the Class I and Class III Directors do not expire this year.

Name, Address(1) and Age	Position(s) Held with Funds	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors/Nominee(2)
David A. Sachs (55)	Director and Chairman of the Board	Since 2011 (ARDC) and 2013 (ARMF)***	Senior Partner, Ares Management, L.P.	2	Terex Corporation
Seth J. Brufsky (48)	Director, President and Chief Executive Officer	Since 2012 (ARDC) and 2013 (ARMF)**	Senior Partner, Ares Management, L.P.	2	None
Independent Directors/Nominee
Michael H. Diamond (72)	Director	Since 2012 (ARDC) and 2013 (ARMF)***	Sole Member, MHD Group LLC (mediation and expert witness)	2	Ares Commercial Real Estate Corporation
John J. Shaw (63)	Director	Since 2012 (ARDC) and 2013 (ARMF)**	Independent Consultant; prior to 2012, President, St. Louis Rams	2	None
Bruce H. Spector (72)	Director	Since 2014 (ARDC and ARMF)*	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	The Private Bank of California (2007-2013)

  (1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  (2)  "Interested person," as defined in the 1940 Act, of the Funds. Messrs. Sachs and Brufsky are interested persons of the Funds due to their affiliation with the Investment Manager.

  (3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

  *  Term continues until each Fund's 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  **  Nominee to serve, if elected, until each Fund's 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

  ***  Term continues until each Fund's 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

During the fiscal year ended October 31, 2014, the Boards of ARDC and ARMF met five and six times, respectively. Each Director then serving in such capacity attended at least 75% of the aggregate number of meetings of the Board of each Fund and of any committee of each Fund of which he is a member.

Leadership Structure, Composition and Role of Boards of Directors of the Funds in Risk Oversight

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that a majority of the Directors be Independent Directors. Currently, three of the five Directors (60%) of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the Director happens to be independent or a member of management.

The Board has determined that their leadership structure, in which the Chairman of the Board is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board. In addition, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. Michael H. Diamond is the lead Independent Director.

Each Board performs its risk oversight function primarily through (a) its two standing committees, the Audit Committee and the Nominating and Governance Committee, which report to the entire Board and are comprised solely of Independent Directors, and (b) monitoring by the Funds' Chief Compliance Officer in accordance with the Funds' compliance policies and procedures. Each Board retains the responsibility for: (1) conducting periodic reviews of its Fund's investment portfolio and investment performance, (2) approving and amending its Fund's investment guidelines, (3) approving the appointment and retention terms of the Investment Manager and its Fund's other service providers and officers, and (4) providing risk management oversight by reviewing and monitoring the services and activities provided by the Investment Manager and other service providers and officers.

As described below in more detail under "Committees of each Board of Directors," the applicable Audit Committee and the Nominating and Governance Committee assist each Board in fulfilling its risk oversight responsibilities. Each Audit Committee's risk oversight responsibilities include overseeing the applicable Fund's accounting and financial reporting processes, the applicable Fund's systems of internal controls regarding finance and accounting and audits of the Fund's financial statements and discussing with management the applicable Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. Each Nominating and Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the applicable Fund's stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Audit Committees and the Nominating and Governance Committees consist solely of Independent Directors.

Each Board performs its risk oversight responsibilities with the assistance of the Funds' Chief Compliance Officer. The Funds' Chief Compliance Officer periodically makes reports to each Board regarding each Fund's compliance program and prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of each Fund and certain of the Funds' service providers. The Chief Compliance Officer's report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of each Fund and certain of the Funds' service providers since the Chief Compliance Officer's last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer's last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any material compliance matter that has occurred since the date of the Chief Compliance Officer's last report about which the Board would reasonably need to know to oversee each Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

Each Fund believes that the extent of the Board's (and its committees') role in risk oversight complements each Board's leadership structure because it allows the Funds' Independent Directors, through the two fully independent Board committees, a lead Independent Director, executive sessions with the Chief Compliance Officer and auditor and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Committees of each Board of Directors

Each Board has established an Audit Committee and a Nominating and Governance Committee. Neither Fund has a Compensation Committee because closed-end management investment companies, such as the Funds, are exempt from the requirement to have a compensation committee under the applicable New York Stock Exchange ("NYSE") rules.

Audit Committee. The members of each Audit Committee are Michael H. Diamond, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Shaw serves as chairman of each Audit Committee and as the Audit Committee Financial Expert for each Fund. Each Audit Committee is responsible for approving its Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, reviewing the independence of the Fund's independent accountants and advising the Board with respect to the valuation of portfolio assets. The Audit Committees of ARDC and ARMF met three and four times, respectively, during the fiscal year ended October 31, 2014. The Audit Committees have a joint charter which is available on the Funds' website at (www.arespublicfunds.com).

Nominating and Governance Committee. The members of each Nominating and Governance Committee are Michael H. Diamond, John J. Shaw and Bruce H. Spector, each of whom is an Independent Director for purposes of the 1940 Act and the NYSE's corporate governance regulations. Mr. Diamond serves as chairman of each Nominating and Governance Committee. Each Nominating and Governance Committee is responsible for selecting, researching and nominating Directors for election by the Fund's stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Nominating and Governance Committees of ARDC and ARMF each met three times during the fiscal year ended October 31, 2014. The Nominating and Governance Committees have a joint charter which is available on the Funds' website at (www.arespublicfunds.com).

Each Nominating and Governance Committee may consider recommendations for nomination of individuals for election as Directors from stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the relevant Fund's Bylaws) and received at the relevant Fund's principal executive offices not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than 5:00 p.m., Eastern time, on the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Director Qualifications

The Nominating and Governance Committees seek candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In considering possible candidates for election as a Director, each Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who:

•  are of high character and integrity;

•  are accomplished in their respective fields, with superior credentials and recognition;

•  have relevant expertise and experience upon which to be able to offer advice and guidance to  management;

•  have sufficient time available to devote to the affairs of a Fund;

•  are able to work with the other members of the Board and contribute to the success of a Fund;

•  can represent the long-term interests of a Fund's stockholders as a whole; and

•  are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committees do not have a formal policy regarding the consideration of diversity in identifying Director candidates. However, the Nominating and Governance Committees may

consider whether a potential nominee's professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

The following is a summary of the experience, qualifications, attributes and skills of each Director and Director nominee that support the conclusion that each Director and Director nominee should serve as a Director of each Fund.

The Boards believe that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Boards possess the requisite attributes and skills. The Boards believe that the Directors' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager, other service providers, counsel and the auditor, and to exercise effective business judgment in the performance of their duties, support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Director. The Directors have not set a mandatory retirement age.

Each Director, except for Mr. Spector, has served as a board member of the closed-end funds in the Ares Fund Complex for approximately two and a half years. Mr. Spector has served as a board member of the closed-end funds in the Ares Fund Complex for approximately sixteen months. Mr. Sachs has substantial experience as a founding member and Senior Partner of Ares Management, L.P. and advising clients with respect to the credit markets. Mr. Brufsky has substantial experience as a founding member and Senior Partner of Ares Management, L.P. and advising clients with respect to the credit markets. Mr. Diamond has substantial experience practicing law and advising clients with respect to corporate governance and fiduciary matters, and as a legal consultant. Mr. Shaw has substantial experience as a senior executive of an operating company and as a business consultant. Mr. Spector has substantial experience as a senior advisor for a private equity firm, practicing law and advising clients with respect to restructurings, insolvency reorganizations and related bankruptcy matters, and as a business consultant. References to the experience, qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Director as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Boards.

Interested Directors

David A. Sachs. Mr. Sachs is a Senior Partner in the Tradable Credit Group. He serves as an Investment Committee member on all Ares Direct Lending, Tradable Credit and Private Equity Group funds, as well as the Ares Real Estate Group's Real Estate Debt Investment Committee. Mr. Sachs also serves as a Director and Chairman of the Board of ARDC and ARMF. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the investment management department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the McCormick Advisory Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a B.S. in Industrial Engineering and Management Science.

Seth J. Brufsky. Mr. Brufsky is a Founding Member of Ares Management, L.P. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees. Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co. ("Merrill Lynch"), where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors

Michael H. Diamond. Mr. Diamond is currently the sole member and employee of MHD Group LLC, a business that he founded in November 2007 to provide consulting and expert witness services. Since 1994, Mr. Diamond has also been the Corporate Secretary and a director of Neu Holdings, Inc., a holding company that owns entities in the shipping and real estate industries. Prior to founding MHD Group LLC, Mr. Diamond was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from June 2000 to October 2007 where his practice focused on corporate governance, fiduciary duty and securities cases. Mr. Diamond was Executive Vice President, General Counsel and Head of Corporate Communications of New World Communications Group from 1994 to 1997. From 1971 to 1994, Mr. Diamond was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Diamond earned his BA in Mathematics from Brown University in 1964 and holds a Juris Doctor from Columbia University Law School where he graduated magna cum laude in 1969.

John J. Shaw. Mr. Shaw is an independent consultant. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw received his BS from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

Bruce H. Spector. Mr. Spector is an independent consultant. Since 2007, Mr. Spector has been available to serve as a senior advisor at Apollo Global Management, LLC (f/k/a Apollo Management, L.P.) in the area of development of strategy and tactics in corporate restructuring. From 1992 to 2007, Mr. Spector was a partner at Apollo. In this position Mr. Spector led or was a key member of deal teams in purchasing a number of companies, participating in the management of those companies as a member of their board of directors, and ultimately playing a leadership role in managing the sale of Apollo's ownership interest in each company. From 1967 to 1992, Mr. Spector was an attorney at the law firm of Stutman, Treister & Glatt, spending a substantial amount of that time as senior partner and head of the firm's executive committee. Mr. Spector's practice at Stutman, Treister & Glatt specialized in restructurings, insolvency reorganizations and related bankruptcy matters. Mr. Spector received his BA from the University of Southern California where he graduated magna cum laude in 1964 and holds a Juris Doctor from University of California at Los Angeles where he graduated summa cum laude in 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Funds' officers and Directors, and beneficial owners of more than ten percent of a registered class of the Funds' equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Except as noted below, each Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2014.

To the Funds' knowledge, based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and any written representations relating thereto, during the fiscal year ended October 31, 2014, (i) Keith Ashton filed two late Form 4s disclosing four transactions that were not reported on a timely basis (two transactions for ARDC and two transactions for ARMF) and (ii) John Eanes filed one late Form 4 disclosing one transaction for ARMF. All transactions reflected in these reports are purchases and neither Keith Ashton nor John Eanes has sold any shares of the Funds.

Officers of the Funds

The following table provides information concerning each of the officers of each Fund.

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Officers
Seth J. Brufsky (48)	President, Chief Executive Officer, Director and portfolio manager of ARDC and ARMF	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Brufsky is a Founding Member of Ares Management L.P. He is a Senior Partner and Portfolio Manager in the Tradable Credit Group. Mr. Brufsky also serves as a Director, President and Chief Executive Officer of ARDC and ARMF. Additionally, he is a member of select Tradable Credit Group investment committees. He has served as Director and President and Chief Executive Officer of ARDC since 2012 and ARMF since 2013.

Daniel Nguyen (43)	Chief Financial Officer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Nguyen is the Executive Vice President and Chief Financial Officer of Ares Management GP LLC, Ares' general partner, and a member of the Management Committee. Mr. Nguyen also serves as Chief Financial Officer of ARDC and ARMF and as Treasurer of Ares Commercial Real Estate Corporation. He has been an officer of Ares Capital Corporation ("ARCC") since 2004, including Chief Financial Officer from August 2004 to March 2007 and currently is Vice President and Assistant Treasurer.

Brett Byrd (48)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014 (ARDC and ARMF)

Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC and ARMF since September 2014. He joined Ares in February 2011 and is a Senior Vice President and Deputy CCO in the Ares Compliance Department. From September 2004 to February 2011, Mr. Byrd was an Associate Director at Macquarie Funds Group where he was the CCO for four of Macquarie Funds Group's U.S Registered Investment Advisers and its listed infrastructure closed-end fund.

Sunny Parmar (43)	Treasurer	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Parmar is the Chief Accounting Officer of the Private Equity and Tradable Credit Group of Ares. He has served as Treasurer of ARDC since 2012 and ARMF since 2013. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.

Daniel J. Hall (36)	General Counsel, Chief Legal Officer and Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Mr. Hall is a Senior Vice President and Senior Associate General Counsel for the Legal Department who primarily focuses on Tradable Credit Group activities which include structuring and credit related issues. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and ARMF since 2013. Mr. Hall joined Ares Management L.P. in 2009.

Michael Weiner (62)	Vice President and Assistant Secretary	Since 2012 (ARDC) and 2013 (ARMF)

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, General Counsel and Secretary of Ares Management L.P. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012 and ARMF since 2013. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Keith Ashton (48)	Vice President and portfolio manager of ARDC and ARMF	Since 2013 (ARDC and ARMF)

Mr. Ashton joined Ares in November 2011 in the Ares Tradable Credit Group as a Portfolio Manager. He has served as Vice President of ARDC and ARMF since 2013. Mr. Ashton was a partner at Indicus Advisors from May 2007 to November 2011.

Ann Kono (39)	Vice President	Since 2013 (ARDC and ARMF)

Since April 2007, Ms. Kono has been an employee of Ares Management L.P. and currently serves as the Executive Vice President of Operations and Information Systems/Technology. She has served as Vice President of ARDC and ARMF since 2013.

Americo Cascella (43)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Cascella is a portfolio manager and an Investment Committee member in the Ares Tradable Credit Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Cascella joined Ares Management L.P. in 1998.

John Eanes (33)	Vice President	Since 2013 (ARDC and ARMF)	Mr. Eanes is a portfolio manager in the Ares Tradable Credit Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Eanes joined Ares Management L.P. in 2006.
John A. Leupp (49)	Vice President and portfolio manager of ARDC and ARMF	Since 2013 (ARDC and ARMF)	Mr. Leupp is a portfolio manager in the Ares Tradable Credit Group. He has served as Vice President of ARDC and ARMF since 2013. Mr. Leupp joined Ares Management L.P. in 2003.
Jeff M. Moore (56)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Moore is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for Distressed Strategy/Tradable Credit Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Moore joined Ares Management L.P. in 1997.

Darryl L. Schall (54)	Vice President	Since 2013 (ARDC and ARMF)

Mr. Schall is a portfolio manager of the Ares Special Situations Fund and serves as an Investment Committee member for select Tradable Credit Group Funds. He has served as Vice President of ARDC and ARMF since 2013. Mr. Schall joined Ares Management L.P. in 2009.

  (1)  The address of each officer is care of the Secretary of the applicable Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in ARDC by Directors and nominees for Director as of April 30, 2015.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(2)
Interested Directors/Nominee
David A. Sachs	Over $100,000	Over $100,000
Seth J. Brufsky	Over $100,000	Over $100,000
Independent Directors/Nominee
Michael H. Diamond	None	None
Bruce H. Spector	$50,000-$100,000	Over $100,000
John J. Shaw	None	None

  (1)  All are current Directors.

  (2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

The following table sets forth information regarding the ownership of securities in ARMF by Directors and nominees for Director as of April 30, 2015.

Name of Director or Nominee(1)	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex(2)
Interested Directors/Nominee
David A. Sachs	Over $100,000	Over $100,000
Seth J. Brufsky	Over $100,000	Over $100,000
Independent Directors/Nominee
Michael H. Diamond	None	None
Bruce H. Spector	Over $100,000	Over $100,000
John J. Shaw	None	None

  (1)  All are current Directors.

  (2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Ares Fund Complex consists of ARDC and ARMF.

As of April 30, 2015, the Directors and officers of ARDC as a group beneficially owned 1.6% of ARDC's outstanding shares of common stock. As of April 30, 2015, the Directors and officers of ARMF as a group beneficially owned 3.2% of ARMF's outstanding shares of common stock.

As of April 30, 2015, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities in the Investment Manager.

Transactions with and Remuneration of Officers and Directors

The following table sets forth the compensation paid by the Funds to the Directors during the fiscal year ended October 31, 2014 and the aggregate compensation paid to them from all funds in the Ares Fund Complex during the fiscal year ended October 31, 2014. The Directors who are "interested persons," as defined in the Investment Company Act, of the Funds and the Funds' officers do not receive compensation from the Funds.

Under ARDC's advisory agreement, however, the Investment Manager may seek reimbursement from ARDC for the costs of certain administrative services provided to ARDC by the Investment Manager and its affiliates. Under ARMF's advisory agreement, commencing November 1, 2015 the Investment Manager will be permitted to seek reimbursement from ARMF for the costs of certain administrative services provided to ARMF by the Investment Manager and its affiliates. The Funds currently pay each Independent Director an aggregate annual fee of $50,000. The lead Independent Director of each Fund and the Chair of each Audit Committee each receive an additional aggregate annual fee of $5,000.

Name of Director or Nominee	Aggregate Compensation From ARDC(1)	Aggregate Compensation From ARMF(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses(1)	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Interested Directors/Nominee
David A. Sachs	None	None	None	None
Seth J. Brufsky	None	None	None	None
Independent Directors/Nominee
Michael H. Diamond	$27,500	$27,500	None	$55,000	(2)
Philip R. Erlanger(3)	$5,163	$5,163	None	$10,326	(2)
John J. Shaw	$27,500	$27,500	None	$55,000	(2)
Bruce H. Spector(4)	$19,022	$19,022	None	$38,044	(2)

  (1)  Includes compensation paid to Directors by each Fund. The Funds' Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Funds.

  (2)  Represents the total compensation paid to such persons during the fiscal year ended October 31, 2014 by investment companies (including the Funds) that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies.

  (3)  Mr. Erlanger resigned as a Director of the Funds effective January 15, 2014.

  (4)  Mr. Spector was elected as a Director of the Funds effective January 29, 2014.

Broker Non-Votes

Brokers holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Boards to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. Proposal 1 is a "routine" matter and, accordingly, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the election of the nominees as Directors. Consequently, a properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the election of the nominees as Directors.

Stockholder Approval

Election of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon. If you submit a proxy and do not indicate whether your vote should be cast for or against the proposal, your shares will be voted "FOR" the election of the nominees as Directors.

THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

GENERAL INFORMATION

Investment Adviser

Ares Capital Management II LLC serves as each Fund's investment adviser. The principal executive office of the investment adviser is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Fund Administration

State Street Bank and Trust Company ("State Street") acts as administrator to the Funds pursuant to Administration Agreements between State Street and the Funds. The principal business address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Investor Support Services

Destra Capital Investments LLC ("Destra") provides investor support services to the Funds pursuant Investor Support Services Agreements between Destra and the Funds. The principal business address of Destra is Destra Capital Investments, LLC, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") has been selected to serve as the Funds' independent registered public accounting firm for the fiscal year ending October 31, 2015. The engagement of EY as the Funds' independent registered public accounting firm was approved by the Audit Committees of the Boards of Directors and ratified by the full Boards of Directors of the Funds.

EY served as the Funds' independent registered public accounting firm for the fiscal years ended October 31, 2013 and 2014, auditing and reporting on the annual financial statements of the Funds and reviewing certain regulatory reports and the Funds' federal income tax returns. EY also performed other professional audit and certain allowable non-audit services, including tax services, when the Funds engaged it to do so. Set forth in the table below are the audit fees and non-audit related fees billed to each Fund by EY for professional services for the fiscal years ended October 31, 2013 and 2014.

Fund	Fiscal Year/Period Ended October 31	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
ARDC	2013	$85,000	$0	$7,500	$0
ARDC	2014	$89,000	$0	$8,000	$0
ARMF	2013	$30,000	$0	$7,500	$0
ARMF	2014	$95,600	$0	$8,000	$0

  *  "Audit-Related Fees" include assurances and related services that were reasonably related to the performance of the audit or review of each Fund's financial statements and were not reported under the Audit Fees column.

  **  "Tax Fees" include the aggregate fees billed by EY for professional services related to tax compliance, tax advice and tax planning (consisting of a review of each Fund's income tax returns and tax distribution requirements).

  ***  "All Other Fees" include the aggregate fees billed for products and services provided by EY, other than the reported services.

Audit Committee Pre-approval. The Audit Committees' policy is to pre-approve all auditing and non-auditing services to be provided to the Funds by the Funds' independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Funds by the Funds' independent registered public accounting firm may be waived by the Audit Committees under certain circumstances. For the fiscal years ended October 31, 2013 and 2014, the Funds' Audit Committees did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by EY. All of the audit, audit-related, tax and other services described above for which EY billed the Funds fees for the fiscal year ended October 31, 2013 and 2014 were pre-approved by the Audit Committees.

For the fiscal years ended October 31, 2013 and 2014, aggregate non-audit fees billed by EY for services rendered to ARDC were $7,500 and $8,000, respectively. For the fiscal years ended October 31, 2013 and 2014, aggregate non-audit fees billed by EY for services rendered to ARMF were $7,500 and $8,000, respectively.

For the fiscal years ended October 31, 2013 and 2014, aggregate non-audit fees billed by EY for services rendered to the investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to ARDC and ARMF ("Affiliated Service Providers") were $0 and $0, respectively for each Fund.

EY notified the Audit Committee of ARDC and ARMF of all non-audit services that were rendered by EY to the Affiliated Service Providers of the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund's Audit Committee to consider whether such services were compatible with maintaining EY's independence.

The Funds expect that a representative of EY will be present at the Meeting, and will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Audit Committee Report

The Audit Committees have reviewed and discussed each Fund's audited financial statements for the fiscal year ended October 31, 2014 with management of the Funds and with EY, and have discussed with EY the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards), as may be modified or supplemented. The Audit Committees have received the written disclosures and the letter on auditor independence from EY required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussion with Audit Committees), as may be modified or supplemented, and has discussed with EY its independence. Based on the Audit Committees' review and discussions referred to in the two preceding sentences, the Audit Committees recommended to the Boards of Directors that the audited financial statements of each Fund for the fiscal year ended October 31, 2014 be included in its annual report to stockholders and each Fund's annual report filed with the SEC.

Mr. John J. Shaw—Audit Committee Chairman
Mr. Michael H. Diamond—Audit Committee Member
Mr. Bruce H. Spector—Audit Committee Member

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons or organizations that are known to each Fund to be beneficial owners of more than 5% of a Fund's outstanding shares of common stock as of April 30, 2015. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC.

Fund Name	Name and Address	Common Stock Held	Common Stock % Held
Ares Dynamic Credit Allocation Fund, Inc.	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,483,330(a)	20.29%(a)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Fund Name	Name and Address	Common Stock Held	Common Stock % Held
Ares Multi-Strategy Credit Fund, Inc.	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	839,078(b)	16.12%(b)
	First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
	Jack Silver 80 Columbus Circle PH76A New York, New York 10023	483,476(c)	9.3%

  (a)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on February 13, 2015 and did not differentiate holdings as to each entity.

  (b)  First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their amended Schedule 13G jointly with the SEC on February 6, 2015 and did not differentiate holdings as to each entity.

  (c)  Represents shares of Common Stock held by Jack Silver as disclosed in an amended Schedule 13G filed with the SEC on February 9, 2015. The 483,476 shares of Common Stock beneficially owned by Mr. Silver consist of (a) 600 shares held by Jack Silver, (b) 342,316 shares held by Sherleigh Associates Inc. Profit Sharing Plan, a trust of which Mr. Silver is the trustee, (c) 70,000 shares held by Leigh Silver Roth LLC, a limited liability company of which Mr. Silver is a manager, (d) 70,000 shares held by Romy Silver Roth LLC, a limited liability company of which Mr. Silver is a manager, and (e) 560 shares held by Shirley Silver, Mr. Silver's spouse. Mr. Silver has the sole voting and dispositive power with respect to 482,916 shares of Common Stock, and shares voting and dispositive power with Shirley Silver with respect to 560 shares of Common Stock held by Shirley Silver.

Credit Agreement

On October 2, 2014, ARDC and ARMF each entered into an amended credit agreement with State Street Bank and Trust (the "Lender") in which the Lender agreed to make loans up to $150 million and $62 million, respectively, to the Funds under revolving credit facilities (each, a "Credit Facility") secured by certain assets of each Fund. Loans under each Credit Facility generally bear interest at the applicable LIBOR rate plus 0.85%. At April 30, 2015, the amounts outstanding under each credit facility were $132,638,649 for ARDC and $55,958,366 for ARMF.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Funds or personnel of the Investment Manager. The Funds have retained D.F. King & Co., Inc. to assist in the proxy solicitation. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Funds. Each Fund will pay a fee of $7,500 to D.F. King & Co., Inc. and will share any additional costs related to the proxy solicitation pro rata. If requested, each Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by July 14, 2015 with respect to a Fund, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting for that Fund to permit further solicitation of proxies. The Chairman of the Meeting may, in his discretion and without any action by the stockholders of a Fund, take action to recess or adjourn the Meeting to a later date and time at a place announced at the Meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund(s).

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their discretion.

Stockholders who want to communicate with a Board or any individual Director should write their Fund, c/o Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Stockholders may communicate with a Board or any individual Director electronically by sending an e-mail to AresCEFDirectors@aresmgmt.com. Correspondence should be addressed to the Board(s) or the Director(s) with whom you wish to communicate.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in a Fund's proxy statement for the Fund's 2016 Annual Meeting of Stockholders, stockholder proposals must be received by the applicable Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067) not later than January 27, 2016. Rule 14a-8 under the 1934 Act ("Rule 14a-8") specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in a Fund's proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

Each Fund's Bylaws require stockholders that wish to nominate Directors or make proposals to be voted on at a Fund's Annual Meeting of Stockholders (and which are not proposed to be included in the Fund's proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. Any stockholder who desires to bring a proposal at a Fund's 2016 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement in accordance with Rule 14a-8 must deliver written notice thereof to the Secretary of the applicable Fund (addressed to Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067). To be considered timely for the 2016 Annual Meeting, any such notice must be delivered to the Secretary of the applicable Fund at the principal executive offices of the Fund at the address set forth on the first page of this Joint Proxy Statement no earlier than December 28, 2015 and no later than 5:00 p.m. Eastern time on January 27, 2016; provided, however, that if the 2016 Annual Meeting is to be held on a date that is earlier than June 14, 2016 or later than August 13, 2016, such notice must be delivered to the Fund not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the date on which public announcement of the date of the 2016 Annual Meeting of Stockholders was first made. Any such notice by a stockholder shall set forth the information required by the respective Fund's Bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2016 Annual Meeting of Stockholders.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact D.F. King & Co., Inc. by calling (866) 796-7186, or by sending an e-mail to ares@dfking.com or by writing to D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005. Similarly, you may also contact D.F. King & Co., Inc. if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting Results

Stockholders of the Funds will be informed of the voting results of the Meeting in the Funds' next report to stockholders.

IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

May 26, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.arespublicfunds.com.

M93959-P67601

ANNUAL MEETING OF STOCKHOLDERS of:
Ares Multi-Strategy Credit Fund, Inc. (the “Fund”)
to be held on July 14, 2015

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated May 26, 2015 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Daniel Hall, Brett Byrd and Daniel Nguyen, or any of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the annual meeting of stockholders of the Fund scheduled to be held on July 14, 2015, at 11:00 a.m., Pacific time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees as Directors. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To authorize a proxy by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to www.proxyvote.com

3)   Follow the instructions provided on the website.

To authorize a proxy by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To authorize a proxy by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93958-P67601	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Election of Directors: The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW IN PROPOSAL 1.

Proposal 1 - The election of two Class II directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2018 and until his successor is duly elected and qualifies.

		☐	☐	☐

Nominees: 01) Seth J. Brufsky 02) John J. Shaw

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IF YOUR SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.arespublicfunds.com.

M93961-P67601

ANNUAL MEETING OF STOCKHOLDERS of:
Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”)
to be held on July 14, 2015

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of the Fund hereby acknowledges receipt of the Fund’s proxy materials dated May 26, 2015 and the Notice of the Annual Meeting of Stockholders of the Fund, the terms of each of which are incorporated herein by reference. The undersigned hereby appoints Daniel Hall, Brett Byrd and Daniel Nguyen, or any of them, as attorneys, agents and proxies, each with full power of substitution and revocation, and hereby authorizes each of them to attend the annual meeting of stockholders of the Fund scheduled to be held on July 14, 2015, at 11:00 a.m., Pacific time, including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”), to cast on behalf of the undersigned as directed on the reverse side all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given with respect to the Annual Meeting and hereby ratifies and confirms all action the herein named attorneys, agents and proxies, their substitutes, or any of them may lawfully take by virtue hereof.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed on the reverse side. If this proxy is properly executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees as Directors. The votes entitled to be cast by the undersigned will be cast in the discretion of the herein named attorneys, agents and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To authorize a proxy by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to www.proxyvote.com

3)   Follow the instructions provided on the website.

To authorize a proxy by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To authorize a proxy by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93960-P67601	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Election of Directors: The Board of Directors of the Fund RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW IN PROPOSAL 1.

Proposal 1 - The election of two Class II directors, each to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2018 and until his successor is duly elected and qualifies.

		☐	☐	☐

Nominees: 01) Seth J. Brufsky 02) John J. Shaw

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

IF YOUR SHARES ARE HELD JOINTLY, EACH OF YOU SHOULD SIGN. *IF YOU ARE AN EXECUTOR, ADMINISTRATOR, TRUSTEE, CORPORATE OFFICER, ETC., YOU SHOULD INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]		Date